UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Broadway, Suite 17-105, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 816-8070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 3, 2021, MassRoots, Inc., a Delaware corporation (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”), and a quorum for the transaction of business was present in person or represented by proxy. The stockholders of the shares of common stock, par value $0.001 (the “Common Stock”), and the shares of Series C Convertible Preferred Stock, par value $0.001 (the “Series C Preferred Stock”), of the Company voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 12, 2021.

Proposal 1

The individuals listed below were elected to serve as directors at the Annual Meeting until the next annual meeting of the stockholders or until their successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Isaac Dietrich	327,245,388	0	4,974,944	128,333,580
Danny Meeks	328,589,978	0	3,630,354	128,333,580

Proposal 2

Proposal 2 was to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of the Company’s authorized shares of the Common Stock. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
426,076,245	27,496,185	4,428,795	2,552,687

Proposal 3

Proposal 3 was to grant discretionary authority to the Company’s board of directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
433,590,496	23,257,451	3,705,862	103

Proposal 4

Proposal 4 was to approve the Company’s 2021 Equity Incentive Plan and the reservation of up to 50,000,000 shares of Common Stock for issuance thereunder. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
313,132,391	16,423,065	2,664,476	128,333,980

Proposal 5

Proposal 5 was to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
453,807,500	3,134,664	3,607,748	4,000

Proposal 6

Proposal 6 was to hold an advisory vote on executive compensation. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
316,249,417	14,032,194	1,938,321	128,333,980

Proposal 7

Proposal 7 was to approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
436,927,495	19,881,094	3,745,318	5

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021	MASSROOTS, INC.

	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer

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